Condensed Consolidated Statements of Comprehensive Loss - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2019	Jun. 30, 2018
Condensed Consolidated Statements of Comprehensive Loss
Net loss	$ (43,455)	$ (30,125)
Other comprehensive income
Foreign currency translation (loss)/gain	(179)	3,445
Total comprehensive loss	(43,634)	(26,680)
Less: Comprehensive income attributable to non-controlling interests	(1,892)	(2,870)
Total comprehensive loss attributable to the Company	$ (45,526)	$ (29,550)